DELAWARE GROUP® ADVISER FUNDS

Delaware U.S. Growth Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information each dated February 26, 2021

On March 23, 2021, Fund shareholders approved the agreement and plan of reorganization between Delaware Group Adviser Funds on behalf of the Fund and Managed Portfolio Series on behalf of the Jackson Square Large-Cap Growth Fund (the “Acquiring Fund”) providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Fund; and (c) the liquidation and termination of the Fund.

The reorganization will take place at the close of business on or about April 16, 2021.

The Fund will continue to accept purchases from both new and existing shareholders until close of business the date of the reorganization.

Shareholders will be permitted to exchange their shares for the same share class of any of Delaware Funds® by Macquarie’s other funds prior to the Fund’s reorganization date. Any exchange would be made at the current net asset value of the Fund and the selected Delaware Fund.

Effective the date of the supplement, no contingent deferred sales charge will be assessed in connection with any redemption of your shares from the Fund prior to reorganization date.
For those accounts with systematic purchases, exchanges, or redemptions established, these transactions will cease close of business April 16, 2021 if no action is taken.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 23, 2021.